OPPENHEIMER QUEST SMALL CAP VALUE FUND
SEMIANNUAL REPORT APRIL 30, 1997

[PHOTO]

"WE KNOW WE
HAVE TO INVEST
AGGRESSIVELY
FOR THE LONG
TERM TO ACHIEVE
THE HIGH GROWTH
WE NEED."

[OPPENHEIMERFUNDS LOGO]

OPPENHEIMERFUNDS
THE RIGHT WAY TO INVEST

THIS FUND IS FOR PEOPLE WHO WANT THE KIND OF SUBSTANTIAL GROWTH AVAILABLE THROUGH FAST-GROWING SMALL COMPANIES.

HOW YOUR FUND IS MANAGED

Oppenheimer Quest Small Cap Value Fund seeks capital appreciation by investing in stocks of small-cap companies that are believed to be priced below their true worth. By identify-ing and investing in small company stocks believed to be priced below their actual worth, the Fund seeks to capitalize on the attractive growth potential of these stocks. This value philosophy offers the potential for significant long-term growth.


PERFORMANCE

Total returns for the six months ended 4/30/97 for Class A, B and C shares were 7.14%, 6.83% and 6.84%, respectively, without deducting sales charges.(1)

      Your Fund's average annual total returns for Class A shares for the 1- and 5-year periods ended 3/31/97 and since inception on 1/3/89 were 7.12%, 10.15% and 12.18%, respectively. For Class B shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 9/1/93 were 8.05% and 8.65%, respectively. For Class C shares, average annual total returns for the 1-year period ended 3/31/97 and from inception on 9/1/93 to 3/31/97 were 12.05% and 9.32%, respectively.(2)

OUTLOOK

Our outlook for the Fund is positive. Whatever direction the market takes, we will continue to uncover stocks of businesses that we believe are priced at good values and have strong prospects for the future."


                                                                 April 30, 1997
                                           Timothy McCormack, Portfolio Manager

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. The Fund's Sub-Adviser is OpCap Advisors (formerly Quest for Value Advisors, the Fund's adviser until 11/22/95).

1. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge rate for Class A shares was lower prior to 11/22/95, so actual results would have been greater. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different total returns is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge.



2   Oppenheimer Quest Small Cap Value Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer Quest
Small Cap Value Fund

DEAR SHAREHOLDER,

So far, 1997 has brought the volatility we anticipated in the equity market. April saw a 9% decline, but it was followed by an even larger rebound. Despite this volatility, we remain optimistic about the rest of the year. On the one hand, the equity market is backed by solid economic fundamentals that should continue for the near future. On the other hand, the ups and downs of the business cycle are a reality, and at some point, possibly this year, we expect that the economy will move into a phase of slower growth.

      On a positive note, the economy has been expanding slowly but steadily. Interest rates are still relatively low, despite the Federal Reserve's recent increase in short-term rates. Low interest rates translate into reduced borrowing rates for companies, which use these savings to improve productivity through new efficiency-enhancing technologies. Higher productivity translates into lower production costs, which in turn results in higher profits.

      In addition, inflation is at its lowest level in three decades. While it's true that an increase in interest rates often indicates an accelerating economy, the Federal Reserve has been quick to acknowledge that inflation and growth are under control. In fact, they've labeled the recent move as a "pre-emptive" act to keep inflation low and extend the economy's healthy growth cycle.

      Despite this good news, we are realistic about the future of the equity market. During 1996, most market gains came from a very select group of about 50-100 large-capitalization stocks. The broader market, including small- and mid-size companies, actually delivered mixed results for the past year. Many large-company stocks are becoming overvalued, or expensive in price, and market buyers will reach a point when they are no longer willing to pay high premiums for them. This may result in a correction, unless investors turn to the many small- and mid-cap stocks that are relatively undervalued. There is plenty of room for growth in these areas, and we expect to see these stocks participating in the market during 1997.

      In this uncertain period, selectivity will be our key to maintaining an effective portfolio. It will be important to base stock choices on the individual merits of companies, such as strong management, fundamental business policies, long-term future prospects and price. For you, the investor, maintaining a long-term investment horizon is essential. Short-term swings will inevitably occur, but the market's long-term trend has been to move higher and higher.

      Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill

May 21, 1997





3   Oppenheimer Quest Small Cap Value Fund

TIMOTHY MCCORMACK
Portfolio Manager

Q + A

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED OVER THE PAST SIX MONTHS?

Oppenheimer Quest Small Cap Value Fund performed well over the period, especially considering the difficult mar-ket environment for small-cap stocks. In fact, for the six-month period ended April 30, 1997, cumulative total return without deducting sales charges for the Fund's Class A shares was 7.14%, compared to 1.61% for its bench-mark, the Russell 2000 Index.(1)

WHAT CHARACTERISTICS DO YOU LOOK FOR WHEN EVALUATING STOCKS?

In this fund, we look for companies that have three basic traits. First, the businesses we select must have a competitive advantage versus other com-panies within their industry, a benefit that will allow them to maintain a high return on invested capital. Second, we look for companies with strong management teams who are focused on using capital in a manner that provides long-term benefits to shareholders, such as increasing production efficiencies, and buying back stock. And third, we look to purchase the stocks of these companies at advantageous prices.

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

In general, small-cap value stocks reacted better in the recent market environment than small-cap growth stocks. That's primarily because after the small-cap market's dramatic decline in July, many investors renewed their focus on inexpensive companies with strong fundamentals at reasonable valuations.

         One of our largest holdings, Magellan Health Services, performed very well during this period. As the largest provider of behavioral health services in the United States, it improved access to psychiatric services by implementing a managed-care approach. In addition, its strong cash flow allowed the company to buy back stock and complete a successful acquisition.(2)

WERE THERE ANY INVESTMENTS THAT DIDN'T PERFORM AS WELL AS EXPECTED?

One of the Fund's underperformers was Katz Media Group, a firm that represents local radio and television stations to national advertisers seeking airtime in local markets. The company wasn't able to attract a sufficient volume of business this year as its client base was reduced by the mergers of many local stations. These larger, newly merged companies began representing themselves to national advertisers, further limiting this market.

         Nu-Kote Holding, a manufacturer of cartridges for computer printers and copiers, was another disappointment for the portfolio. Manufacturing problems, patent issues and increased competition in this area all affected earnings.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook for the Fund is positive. While the small-cap market has underperformed large caps for about three years, the valuation spreads between small- and large-cap stocks are now closer to historical lows than highs. This fact makes us confident that small caps are reasonably priced compared with the broader market. Nevertheless, whatever direction the market takes, we will continue to uncover stocks of businesses that we believe are priced at good values and have strong prospects for the future.

1. The Fund's investments are not limited to securities in the Russell 2000, which cannot be purchased directly by investors. The Russell 2000 Index is a capitalization-weighted index of 2,000 U.S. issuers with market values ranging from $25 million to $275 million.

2. The Fund's portfolio is subject to change.





4 Oppenheimer Quest Small Cap Value Fund

FINANCIALS

CONTENTS
STATEMENT OF INVESTMENTS                        6
STATEMENT OF ASSETS AND LIABILITIES             9
STATEMENT OF OPERATIONS                        10
STATEMENTS OF CHANGES IN NET ASSETS            11
FINANCIAL HIGHLIGHTS                           12
NOTES TO FINANCIAL STATEMENTS                  14

5      Oppenheimer Quest Small Cap Value Fund

STATEMENT OF INVESTMENTS   April 30, 1997 (Unaudited)

                                                                                                  FACE                 MARKET VALUE
                                                                                                  AMOUNT               SEE NOTE 1
===================================================================================================================================
SHORT-TERM NOTES--8.7%
-----------------------------------------------------------------------------------------------------------------------------------
       Federal Farm Credit Bank, 5.33%, 5/2/97(1)                                                  $  2,205,000        $  2,204,673
       ----------------------------------------------------------------------------------------------------------------------------
       Federal Farm Credit Bank, 5.33%, 5/5/97(1)                                                       195,000             194,884
       ----------------------------------------------------------------------------------------------------------------------------
       Federal Farm Credit Bank, 5.36%, 5/7/97(1)                                                     1,215,000           1,213,915
       ----------------------------------------------------------------------------------------------------------------------------
       General Electric Capital Corp., 5.50%, 5/1/97(1)                                               2,952,000           2,952,000
       ----------------------------------------------------------------------------------------------------------------------------
       Merrill Lynch & Co., Inc., 5.35%, 5/12/97(1)                                                   7,660,000           7,647,174
                                                                                                                       ------------
       Total Short-Term Notes (Cost $14,212,646)                                                                         14,212,646

===================================================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.0%
-----------------------------------------------------------------------------------------------------------------------------------
       Collins Industries, Inc., 8.75% Nts., 1/11/00 (Cost $62,950)                                      62,950              59,441

===================================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--1.0%
-----------------------------------------------------------------------------------------------------------------------------------
       Security Capital Realty, Inc., 12% Cv. Sub. Debs., 6/30/14(2)                                  1,363,500           1,587,062
       ----------------------------------------------------------------------------------------------------------------------------
       Security Capital Realty, Inc., 12% Cv. Sub. Debs. Interest Shares, 6/30/14(2)                     97,344              97,344
                                                                                                                       ------------
       Total Convertible Corporate Bonds and Notes (Cost $1,393,639)                                                      1,684,406

                                                                                                  SHARES
===================================================================================================================================
COMMON STOCKS--92.0%
-----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--8.7%
-----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--3.9%
-----------------------------------------------------------------------------------------------------------------------------------
       McWhorter Technologies, Inc.(3)                                                                  167,500           3,685,000
       ----------------------------------------------------------------------------------------------------------------------------
       Schulman (A.), Inc.                                                                              142,400           2,705,600
                                                                                                                       ------------
                                                                                                                          6,390,600

-----------------------------------------------------------------------------------------------------------------------------------
METALS--1.1%
-----------------------------------------------------------------------------------------------------------------------------------
       Chicago Bridge & Iron Co., NV(3)                                                                 105,300           1,790,100
-----------------------------------------------------------------------------------------------------------------------------------
PAPER--3.7%
-----------------------------------------------------------------------------------------------------------------------------------
       Harland (John H.) Co.                                                                            112,400           2,318,250
       ----------------------------------------------------------------------------------------------------------------------------
       Rock-Tenn Co., Cl. A                                                                              43,500             619,875
       ----------------------------------------------------------------------------------------------------------------------------
       Shorewood Packaging Corp.(3)                                                                     162,000           3,078,000
                                                                                                                       ------------
                                                                                                                          6,016,125

-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.6%
-----------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--3.4%
-----------------------------------------------------------------------------------------------------------------------------------
       Borg-Warner Automotive, Inc.                                                                      81,200           3,410,400
       ----------------------------------------------------------------------------------------------------------------------------
       Security Capital Realty, Inc.(2)(3)                                                                1,800           2,191,507
                                                                                                                       ------------
                                                                                                                          5,601,907

-----------------------------------------------------------------------------------------------------------------------------------
MEDIA--5.2%
       American Radio Systems Corp.(3)                                                                   98,000           2,866,500
       ----------------------------------------------------------------------------------------------------------------------------
       Bowne & Co., Inc.                                                                                 45,900           1,216,350
       ----------------------------------------------------------------------------------------------------------------------------
       Hollinger International, Inc.                                                                    320,700           3,207,000
       ----------------------------------------------------------------------------------------------------------------------------
       Katz Media Group, Inc.(3)                                                                        110,500             683,719
       ----------------------------------------------------------------------------------------------------------------------------
       Merrill Corp.                                                                                     23,400             544,050
                                                                                                                       ------------
                                                                                                                          8,517,619

6      Oppenheimer Quest Small Cap Value Fund

                                                                                                                       MARKET VALUE
                                                                                                  SHARES               SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--2.2%
       WestPoint Stevens, Inc.(3)                                                                        94,500        $  3,697,312
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--2.8%
       Ann Taylor Stores Corp.(3)                                                                        73,700           1,787,225
       ----------------------------------------------------------------------------------------------------------------------------
       Jostens, Inc.                                                                                     72,800           1,738,100
       ----------------------------------------------------------------------------------------------------------------------------
       Nu-Kote Holding, Inc., Cl. A(3)                                                                  379,900           1,092,212
                                                                                                                       ------------
                                                                                                                          4,617,537

-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--10.3%
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--3.8%
       Dentsply International, Inc.                                                                      57,900           2,866,050
       ----------------------------------------------------------------------------------------------------------------------------
       SpaceLabs Medical, Inc.(3)                                                                       161,400           3,389,400
                                                                                                                       ------------
                                                                                                                          6,255,450

-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &
SERVICES--6.5%
       CorVel Corp.(3)                                                                                  121,900           3,032,262
       ----------------------------------------------------------------------------------------------------------------------------
       Magellan Health Services, Inc.(3)                                                                248,700           6,528,375
       ----------------------------------------------------------------------------------------------------------------------------
       Vital Signs, Inc.                                                                                 59,100           1,122,900
                                                                                                                       ------------
                                                                                                                         10,683,537

-----------------------------------------------------------------------------------------------------------------------------------
ENERGY--5.3%
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &
PRODUCERS--2.7%
       St. Mary Land & Exploration Co.                                                                  167,900           4,365,400
-----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--2.6%
       KCS Energy, Inc.                                                                                  55,700           1,810,250
       ----------------------------------------------------------------------------------------------------------------------------
       Nuevo Energy Co.(3)                                                                               71,900           2,471,562
                                                                                                                       ------------
                                                                                                                          4,281,812

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--15.2%
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE--15.2%
       Capsure Holdings Corp.(3)                                                                        213,300           2,532,937
       ----------------------------------------------------------------------------------------------------------------------------
       Delphi Financial Group, Inc., Cl. A                                                              105,340           3,739,570
       ----------------------------------------------------------------------------------------------------------------------------
       E.W. Blanch Holdings, Inc.                                                                       193,400           4,303,150
       ----------------------------------------------------------------------------------------------------------------------------
       Enhance Financial Services Group, Inc.                                                            46,200           1,778,700
       ----------------------------------------------------------------------------------------------------------------------------
       Gryphon Holdings, Inc.(3)                                                                        152,500           2,192,188
       ----------------------------------------------------------------------------------------------------------------------------
       Horace Mann Educators Corp.                                                                       63,800           2,990,625
       ----------------------------------------------------------------------------------------------------------------------------
       RenaissanceRe Holdings Ltd.                                                                       78,200           2,893,400
       ----------------------------------------------------------------------------------------------------------------------------
       United Wisconsin Services, Inc.                                                                  163,100           4,464,863
                                                                                                                       ------------
                                                                                                                         24,895,433

-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--20.4%
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.3%
       Oak Industries, Inc.(3)                                                                          115,200           2,160,000
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--1.7%
       Dal-Tile International, Inc.(3)                                                                   73,100             950,300
       ----------------------------------------------------------------------------------------------------------------------------
       Interpool, Inc.                                                                                  144,600           1,843,650
                                                                                                                       ------------
                                                                                                                          2,793,950

7      Oppenheimer Quest Small Cap Value Fund

                                                                                                                       MARKET VALUE
                                                                                                  SHARES               SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--6.0%
       Goulds Pumps, Inc.                                                                               112,900        $  4,120,850
       ----------------------------------------------------------------------------------------------------------------------------
       International Imaging Materials, Inc.(3)                                                         189,100           3,214,700
       ----------------------------------------------------------------------------------------------------------------------------
       Lydall, Inc.(3)                                                                                  121,200           2,454,300
                                                                                                                       ------------
                                                                                                                          9,789,850

-----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--11.4%
       AMETEK, Inc.                                                                                     101,400           2,268,825
       ----------------------------------------------------------------------------------------------------------------------------
       Baldwin Technology Co., Inc., Cl. A(3)                                                           572,700           1,718,100
       ----------------------------------------------------------------------------------------------------------------------------
       Durco International, Inc.                                                                        106,800           2,656,650
       ----------------------------------------------------------------------------------------------------------------------------
       EASCO, Inc.                                                                                      177,700           1,354,963
       ----------------------------------------------------------------------------------------------------------------------------
       JLG Industries, Inc.                                                                             155,000           1,937,500
       ----------------------------------------------------------------------------------------------------------------------------
       Keystone International, Inc.                                                                     141,700           2,798,575
       ----------------------------------------------------------------------------------------------------------------------------
       OmniQuip International, Inc.(3)                                                                  202,000           2,626,000
       ----------------------------------------------------------------------------------------------------------------------------
       United Dominion Industries Ltd.                                                                   41,800           1,045,000
       ----------------------------------------------------------------------------------------------------------------------------
       Watts Industries, Inc., Cl. A                                                                     88,000           2,244,000
                                                                                                                       ------------
                                                                                                                         18,649,613

-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--17.8%
-----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--3.7%
       Kaydon Corp.                                                                                      78,900           3,491,325
       ----------------------------------------------------------------------------------------------------------------------------
       Tracor, Inc.(3)                                                                                  122,500           2,664,375
                                                                                                                       ------------
                                                                                                                          6,155,700

-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--4.1%
       Auspex Systems, Inc.(3)                                                                          243,900           1,951,200
       ----------------------------------------------------------------------------------------------------------------------------
       Wang Laboratories, Inc.(3)                                                                       278,500           4,838,938
                                                                                                                       ------------
                                                                                                                          6,790,138

-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/
SERVICES--4.2%
       BancTec, Inc.(3)                                                                                 168,000           3,843,000
       ----------------------------------------------------------------------------------------------------------------------------
       BISYS Group, Inc. (The)(3)                                                                        96,600           3,091,200
                                                                                                                       ------------
                                                                                                                          6,934,200

-----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--4.2%
       EG&G, Inc.                                                                                       126,300           2,383,913
       ----------------------------------------------------------------------------------------------------------------------------
       Exar Corp.(3)                                                                                    261,600           4,447,200
                                                                                                                       ------------
                                                                                                                          6,831,113

-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--1.6%
       TCA Cable TV, Inc.                                                                                81,000           2,592,000
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--0.7%
-----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.7%
       ACC Corp.(3)                                                                                      69,400           1,101,725
       ----------------------------------------------------------------------------------------------------------------------------
       Total Common Stocks (Cost $143,879,637)                                                                          150,911,121
       ----------------------------------------------------------------------------------------------------------------------------
       Total Investments, at Value (Cost $159,548,872)                                                    101.7%        166,867,614

       ----------------------------------------------------------------------------------------------------------------------------
       Liabilities in Excess of Other Assets                                                               (1.7)         (2,758,875)
                                                                                                       --------       -------------
NET ASSETS                                                                                                100.0%       $164,108,739
                                                                                                       ========       =============

1. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.

3. Non-income producing security.

See accompanying Notes to Financial Statements.

8      Oppenheimer Quest Small Cap Value Fund

STATEMENT OF ASSETS AND LIABILITIES   April 30, 1997 (Unaudited)

===================================================================================================================================
ASSETS
       Investments, at value (cost $159,548,872)--see accompanying statement                                           $166,867,614
       ----------------------------------------------------------------------------------------------------------------------------
       Receivables:
       Shares of beneficial interest sold                                                                                 1,381,646
       Investments sold                                                                                                     636,497
       Interest and dividends                                                                                               120,022
       ----------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                                  5,337
                                                                                                                       ------------
       Total assets                                                                                                     169,011,116

===================================================================================================================================
LIABILITIES
       Bank overdraft                                                                                                       125,012
       ----------------------------------------------------------------------------------------------------------------------------
       Payables and other liabilities:
       Investments purchased                                                                                              2,838,218
       Shares of beneficial interest redeemed                                                                             1,404,062
       Distribution and service plan fees                                                                                   353,198
       Transfer agent and accounting service fees                                                                            14,334
       Other                                                                                                                167,553
                                                                                                                       ------------
       Total liabilities                                                                                                  4,902,377

===================================================================================================================================
NET ASSETS                                                                                                             $164,108,739
                                                                                                                       ============

===================================================================================================================================
COMPOSITION OF
NET ASSETS
       Par value of shares of beneficial interest                                                                           $91,870
       ----------------------------------------------------------------------------------------------------------------------------
       Additional paid-in capital                                                                                       140,345,932
       ----------------------------------------------------------------------------------------------------------------------------
       Accumulated net investment loss                                                                                     (573,179)
       ----------------------------------------------------------------------------------------------------------------------------
       Accumulated net realized gain on investment transactions                                                          16,925,374
       ----------------------------------------------------------------------------------------------------------------------------
       Net unrealized appreciation on investments--Note 3                                                                 7,318,742
                                                                                                                       ------------
       Net assets                                                                                                      $164,108,739
                                                                                                                       ============

===================================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets of $110,222,516
       and 6,134,679 shares of beneficial interest outstanding)                                                              $17.97
       Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)                       $19.07

       ----------------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $39,319,905 and 2,226,299 shares of beneficial interest outstanding)                                               $17.66

       ----------------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $14,566,318 and 826,006 shares of beneficial interest outstanding)                                                 $17.63

       See accompanying Notes to Financial Statements.

9      Oppenheimer Quest Small Cap Value Fund

STATEMENT OF OPERATIONS   For the Six Months Ended April 30, 1997 (Unaudited)

===================================================================================================================================
INVESTMENT INCOME
       Dividends (net of foreign withholding taxes of $6,016)                                                          $    519,784
       ----------------------------------------------------------------------------------------------------------------------------
       Interest                                                                                                             519,767
                                                                                                                       ------------
       Total income                                                                                                       1,039,551

===================================================================================================================================
EXPENSES
       Management fees--Note 4                                                                                              790,666
       ----------------------------------------------------------------------------------------------------------------------------
       Distribution and service plan fees--Note 4:
       Class A                                                                                                              271,251
       Class B                                                                                                              178,029
       Class C                                                                                                               70,134
       ----------------------------------------------------------------------------------------------------------------------------
       Transfer agent and accounting service fees--Note 4                                                                   123,266
       ----------------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                                   63,401
       ----------------------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class A                                                                                                               38,728
       Class B                                                                                                               14,434
       Class C                                                                                                                5,235
       ----------------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                               21,799
       ----------------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                           12,612
       ----------------------------------------------------------------------------------------------------------------------------
       Trustees' fees and expenses                                                                                            6,415
       Other                                                                                                                 16,760
                                                                                                                       ------------
       Total expenses                                                                                                     1,612,730

===================================================================================================================================
NET INVESTMENT LOSS                                                                                                        (573,179)

===================================================================================================================================
REALIZED AND
UNREALIZED GAIN (LOSS)
       Net realized gain on investments                                                                                  17,039,464
       ----------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on investments                                              (6,105,844)
                                                                                                                       ------------
       Net realized and unrealized gain                                                                                  10,933,620

===================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   $ 10,360,441
                                                                                                                       ============

       See accompanying Notes to Financial Statements.

10     Oppenheimer Quest Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  SIX MONTHS ENDED    YEAR ENDED
                                                                                                  APRIL 30, 1997      OCTOBER 31,
                                                                                                  (UNAUDITED)         1996
===================================================================================================================================
OPERATIONS
       Net investment loss                                                                        $   (573,179)       $     (16,011)
       ----------------------------------------------------------------------------------------------------------------------------
       Net realized gain                                                                            17,039,464           19,244,292
       ----------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                                        (6,105,844)           4,837,245
                                                                                                  ------------        -------------
       Net increase in net assets resulting from operations                                         10,360,441           24,065,526

===================================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                                              --             (758,969)
       Class B                                                                                              --              (44,363)
       Class C                                                                                              --              (29,083)
       ----------------------------------------------------------------------------------------------------------------------------
       Distributions from net realized gain:
       Class A                                                                                     (12,867,606)          (6,609,655)
       Class B                                                                                      (4,078,650)          (1,335,461)
       Class C                                                                                      (1,743,582)            (506,878)

===================================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
       Class A                                                                                      13,004,854          (24,805,861)
       Class B                                                                                      10,529,801            4,861,970
       Class C                                                                                       2,210,270            3,040,987

===================================================================================================================================
NET ASSETS
       Total increase (decrease)                                                                    17,415,528           (2,121,787)
       ----------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                                         146,693,211          148,814,998
                                                                                                  ------------        -------------
       End of period (including accumulated net investment loss
       of $573,179 for 1997)                                                                      $164,108,739        $ 146,693,211
                                                                                                  ============        =============

       See accompanying Notes to Financial Statements.

11     Oppenheimer Quest Small Cap Value Fund

FINANCIAL HIGHLIGHTS

                                                  CLASS A
                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                  ENDED
                                                  APRIL 30, 1997   YEAR ENDED OCTOBER 31,
                                                  (UNAUDITED)      1996(2)      1995         1994           1993          1992
===================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                  $19.03         $17.31      $16.33       $17.68        $14.60        $13.52
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.06)           .03         .11(3)      (.03)(3)      (.04)(3)        --(3)
Net realized and unrealized gain                        1.36           2.79        1.29          .01          4.26          1.50
                                                      ------        -------     -------       ------       -------        ------
Total income (loss) from investment operations          1.30           2.82        1.40         (.02)         4.22          1.50

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      --           (.11)         --           --            --            --
Distributions from net realized gain                   (2.36)          (.99)       (.42)       (1.33)        (1.14)         (.42)
                                                      ------        -------     -------       ------       -------        ------
Total dividends and distributions to shareholders      (2.36)         (1.10)       (.42)       (1.33)        (1.14)         (.42)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $17.97         $19.03      $17.31       $16.33        $17.68        $14.60
                                                      ======        =======     =======       ======       =======        ======

===================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                     7.14%         17.17%       8.82%        0.04%        30.21%        11.60%

===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $110,223       $102,746    $116,307     $120,102      $104,898       $39,693
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $109,538       $117,765    $119,440     $115,276       $75,500       $32,551
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                           (0.57)%(5)      0.11%       0.67%       (0.14)%       (0.36)%       (0.04)%
Expenses                                                1.88%(5)       1.90%       1.80%        1.88%         1.89%         2.11%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                              62.3%          70.4%       76.0%        67.0%         74.0%         95.0%
Average brokerage commission rate(7)                 $0.0546        $0.0515          --           --            --            --


1. For the period from September 1, 1993 (inception of offering) to October 31, 1993.
2. On November 22, 1995, OppenheimerFunds, Inc. became the investment adviser to the Fund.
3. Based on average shares outstanding for the period.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

12     Oppenheimer Quest Small Cap Value Fund

  CLASS B
----------------------------------------------------------------------
SIX MONTHS
ENDED
APRIL 30, 1997    YEAR ENDED OCTOBER 31,
(UNAUDITED)       1996(2)         1995           1994        1993(1)
========================================================================

  $18.79          $17.11         $16.24         $17.66       $17.19
------------------------------------------------------------------------

    (.06)           (.06)           .02(3)        (.11)(3)     (.02)(3)
    1.29            2.76           1.27            .02          .49
 -------         -------        -------         ------       ------
    1.23            2.70           1.29           (.09)         .47

------------------------------------------------------------------------

      --            (.03)            --             --           --
   (2.36)           (.99)          (.42)         (1.33)          --
 -------         -------        -------         ------       ------
   (2.36)          (1.02)          (.42)         (1.33)          --
------------------------------------------------------------------------
  $17.66          $18.79         $17.11         $16.24       $17.66
 =======         =======        =======         ======       ======

========================================================================
    6.83%          16.57%          8.17%         (0.39)%       2.73%

========================================================================

 $39,320         $30,766        $23,440        $16,144       $1,754
------------------------------------------------------------------------
 $35,977         $26,478        $20,105         $9,401         $934
------------------------------------------------------------------------

   (1.07)%(5)      (0.37)%         0.09%         (0.70)%      (1.15)%(5)
    2.37%(5)        2.38%          2.37%          2.48%          --
------------------------------------------------------------------------
    62.3%           70.4%          76.0%          67.0%        74.0%
 $0.0546         $0.0515             --             --           --



CLASS C
---------------------------------------------------------------------
SIX MONTHS
ENDED
APRIL 30, 1997     YEAR ENDED OCTOBER 31,
(UNAUDITED)        1996(2)          1995         1994         1993(1)
=========================================================================

    $18.76           $17.11         $16.23       $17.67         $17.19
-------------------------------------------------------------------------

      (.07)            (.05)           .01(3)      (.13)(3)       (.02)(3)
      1.30             2.75           1.29          .02            .50
   -------          -------        -------       ------         ------
      1.23             2.70           1.30         (.11)           .48

-------------------------------------------------------------------------

        --             (.06)            --           --             --
     (2.36)            (.99)          (.42)       (1.33)            --
   -------          -------        -------       ------         ------
     (2.36)           (1.05)          (.42)       (1.33)            --
-------------------------------------------------------------------------
    $17.63           $18.76         $17.11       $16.23         $17.67
   =======          =======        =======       ======         ======

=========================================================================
      6.84%           16.55%          8.24%       (0.51)%         2.79%

=========================================================================

   $14,566          $13,181         $9,068       $3,344           $235
-------------------------------------------------------------------------
   $14,163          $11,501         $6,114       $1,381           $138
-------------------------------------------------------------------------

     (1.06)%(5)       (0.40)%         0.08%       (0.81)%        (1.20)%(5)
          --             --             --           --             --
-------------------------------------------------------------------------
      62.3%            70.4%          76.0%        67.0%          74.0%
   $0.0546          $0.0515             --           --              --


5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1997 were $97,733,816 and $90,978,440, respectively.
7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


13  Oppenheimer Quest Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS   (Unaudited)

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
         Oppenheimer Quest Small Cap Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. It is the intention of the Fund to invest in a diversified portfolio which under normal conditions will have at least 65% of its assets invested in equity securities of companies with market capitalizations under $1 billion. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A,
         Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

         -----------------------------------------------------------------------
         INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

         -----------------------------------------------------------------------
         ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

         -----------------------------------------------------------------------
         FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

14     Oppenheimer Quest Small Cap Value Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)
         -----------------------------------------------------------------------
         DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

         -----------------------------------------------------------------------
         CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
         (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain was recorded by the Fund.

         -----------------------------------------------------------------------
         OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST
         The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                       SIX MONTHS ENDED APRIL 30, 1997            YEAR ENDED OCTOBER 31, 1996
                                                       ---------------------------------          --------------------------------
                                                       SHARES            AMOUNT                   SHARES              AMOUNT
       ---------------------------------------------------------------------------------------------------------------------------
       Class A:
       Sold                                            1,221,886            $22,526,874               1,937,231       $ 35,893,630
       Dividends and distributions reinvested            702,966             12,330,027                 420,196          7,076,100
       Redeemed                                       (1,188,960)           (21,852,047)             (3,676,057)       (67,775,591)
                                                      ----------            -----------             -----------       ------------
       Net increase (decrease)                           735,892            $13,004,854              (1,318,630)      $(24,805,861)
                                                      ==========            ===========             ===========       ============

       ---------------------------------------------------------------------------------------------------------------------------
       Class B:
       Sold                                              619,657            $11,247,279                 551,514       $ 10,124,916
       Dividends and distributions reinvested            224,295              3,875,822                  78,798          1,315,750
       Redeemed                                         (255,145)            (4,593,300)               (362,432)        (6,578,696)
                                                      ----------            -----------             -----------       ------------
       Net increase                                      588,807            $10,529,801                 267,880       $  4,861,970
                                                      ==========            ===========             ===========       ============

       ---------------------------------------------------------------------------------------------------------------------------
       Class C:
       Sold                                              241,149            $ 4,366,247                 389,343       $  7,061,411
       Dividends and distributions reinvested             98,869              1,705,499                  31,101            518,457
       Redeemed                                         (216,683)            (3,861,476)               (247,719)        (4,538,881)
                                                      ----------            -----------             -----------       ------------
       Net increase                                      123,335            $ 2,210,270                 172,725       $ 3,040,987
                                                      ==========            ===========             ===========       ============

15     Oppenheimer Quest Small Cap Value Fund

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS
       At April 30, 1997, net unrealized appreciation on investments of $7,318,742 was composed of gross appreciation of $16,168,910, and gross depreciation of $8,850,168.

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
       Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million, and 0.85% of average annual net assets over $800 million. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred.

                 The Manager pays OpCap Advisors (the Sub-Adviser) based on the fee schedule set forth in the Prospectus. For the six months ended April 30, 1997, the Manager paid $311,823 to the Sub-Adviser. On February 13, 1997 PIMCO Advisors L.P., signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital (the parent of OpCap Advisors) and the 1.0% general interest in Oppenheimer Capital L.P.

                 For the six months ended April 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $219,650, of which $88,278 was retained by OppenheimerFunds Distributor, Inc.
       (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $280,200 and $28,983, of which $18,682 and $1,191, respectively, were paid to an affiliated broker/dealer. During the six months ended April 30, 1997, OFDI received contingent deferred sales charges of $37,115 and $2,184, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                 OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended April 30, 1997, the Fund paid OFS $92,190.

                 Under a proposed Distribution and Service Plan for Class A shares (that was approved by the Board of Trustees at a meeting held February 4, 1997 and by the shareholders of the Fund at a meeting held May 19, 1997) OFDI is compensated for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the six months ended April 30, 1997, OFDI paid $53,445 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $51,924 as compensation for Class A sales commissions and service fee advances, as well as financing costs.

                 Under proposed Distribution and Service Plans for Class B and C shares (that were approved by the Board of Trustees at a meeting held February 4, 1997 and by the shareholders of the Fund at a meeting held May 19, 1997) OFDI is compensated for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended April 30, 1997, OFDI paid $5,805 and $9,460, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $147,177 and $32,782, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At April 30, 1997, OFDI had incurred unreimbursed expenses of $238,731 for Class B and $51,130 for Class C.

16     Oppenheimer Quest Small Cap Value Fund

================================================================================
5. ILLIQUID AND RESTRICTED
   SECURITIES
       At April 30, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at April 30, 1997 was $3,875,913, which represents 2.36% of the Fund's net assets. Information concerning restricted securities is as follows:

                                                                                                               VALUATION PER UNIT
       SECURITY                                                        ACQUISITION DATES      COST PER UNIT    AS OF APRIL 30, 1997
       ----------------------------------------------------------------------------------------------------------------------------
       BONDS:
       Security Capital Realty, Inc., 12% Cv. Sub. Debs., 6/30/14      7/1/94                       94.26%                  116.40%
       ----------------------------------------------------------------------------------------------------------------------------
       Security Capital Realty, Inc., 12% Cv. Sub. Debs. Interest
       Shares, 6/30/14                                                 1/1/95--12/31/96            100.00                   100.00
       STOCKS:
       Security Capital Realty, Inc.                                   7/29/93--1/19/94           $683.92                $1,217.50

17     Oppenheimer Quest Small Cap Value Fund

OPPENHEIMER QUEST SMALL CAP VALUE FUND
A Series of Oppenheimer Quest for Value Funds

================================================================================
OFFICERS AND TRUSTEES
       Bridget A. Macaskill, Chairman of the Board of Trustees and President Paul Y. Clinton, Trustee
       Thomas W. Courtney, Trustee
       Lacy B. Herrmann, Trustee
       George Loft, Trustee
       Robert C. Doll, Jr., Vice President
       George C. Bowen, Treasurer
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Andrew J. Donohue, Secretary
       Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER
       OppenheimerFunds, Inc.

================================================================================
SUB-ADVISER
       OpCap Advisors

================================================================================
DISTRIBUTOR
       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT
       OppenheimerFunds Services

================================================================================
CUSTODIAN OF PORTFOLIO
SECURITIES
       State Street Bank and Trust Company

================================================================================
INDEPENDENT ACCOUNTANTS
       Price Waterhouse LLP

================================================================================
LEGAL COUNSEL
       Gordon Altman Butowsky Weitzen Shalov & Wein

       The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants. This is a copy of a report to shareholders of Oppenheimer Quest Small Cap Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Small Cap Value Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

18     Oppenheimer Quest Small Cap Value Fund

OPPENHEIMERFUNDS FAMILY

================================================================================
         OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                 When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

                 At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

====================================================================================================================================
REAL ASSET FUNDS
         Real Asset Fund                                            Gold & Special Minerals Fund

====================================================================================================================================
STOCK FUNDS
         Developing Markets Fund                                    Growth Fund
         Global Emerging Growth Fund                                Global Fund
         Enterprise Fund                                            Quest Global Value Fund
         International Growth Fund                                  Disciplined Value Fund
         Discovery Fund                                             Oppenheimer Fund
         Quest Small Cap Value Fund                                 Value Stock Fund
         Capital Appreciation Fund(2)                               Quest Value Fund
         Quest Capital Value Fund

====================================================================================================================================
STOCK & BOND FUNDS
         Main Street Income & Growth Fund                           Equity Income Fund
         Quest Opportunity Value Fund                               Disciplined Allocation Fund
         Total Return Fund                                          Multiple Strategies Fund(3)
         Quest Growth & Income Value Fund                           Strategic Income & Growth Fund
         Global Growth & Income Fund                                Bond Fund for Growth

====================================================================================================================================
BOND FUNDS
         International Bond Fund                                    Bond Fund
         High Yield Fund                                            U.S. Government Trust
         Champion Income Fund                                       Limited-Term Government Fund
         Strategic Income Fund

====================================================================================================================================
MUNICIPAL FUNDS
         California Municipal Fund(4)                               Insured Municipal Fund
         Florida Municipal Fund(4)                                  Intermediate Municipal Fund
         New Jersey Municipal Fund(4)
         New York Municipal Fund(4)                                 Rochester Division
         Pennsylvania Municipal Fund(4)                             Rochester Fund Municipals
         Municipal Bond Fund                                        Limited Term New York Municipal Fund

====================================================================================================================================
MONEY MARKET FUNDS(5)
         Money Market Fund                                          Cash Reserves

====================================================================================================================================
LIFESPAN
         Growth Fund                                                Income Fund
         Balanced Fund

1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.
2. On 12/18/96, the Fund's name was changed from "Target Fund."
3. On 3/6/97, the Fund's name was changed from "Asset Allocation Fund."
4. Available only to investors in certain states.
5. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

19     Oppenheimer Quest Small Cap Value Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RS0251.001.0497       June 30, 1997

[PHOTO]
Customer Service Representative
OppenheimerFunds Services

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
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